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                                                                   Exhibit 10.14
                                                                  EXECUTION COPY
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                          WAIVER AND NINTH AMENDMENT


          WAIVER AND NINTH AMENDMENT (this "Ninth Amendment"), dated as of
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February __, 1997, to the Credit Agreement, dated as of March 19, 1992 (as amended prior to the date hereof and as the same is being and may be further amended, supplemented or otherwise modified from time to time, the "Credit
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Agreement"), among PAMECO CORPORATION (formerly named MLX Refrigeration & Air
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Conditioning Group, Inc.), a Delaware corporation (the "Company"), the lenders
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parties thereto (together with their respective successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York
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corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
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                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Company has requested that the Lenders agree to waive compliance with certain provisions of the Credit Agreement and amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Lenders have agreed to such waivers and amendments only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms defined in the Credit Agreement are used
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herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          2.   Waiver of Section 6.4.  The Agent and the Lenders hereby waive
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compliance with the provisions of Section 6.4 of the Credit Agreement with respect to the payment of dividends by the Company to Holdings to the extent and only to the extent necessary to permit Holdings to pay principal on the New Subordinated Note in the amount of up to $2,500,000 (plus accrued interest thereon) in each of the months ended March 31, 1997, April 30, 1997 and May 31, 1997; provided, that after giving effect to such payment, the Borrowing Base on
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each of the immediately preceding thirty days shall have exceeded, and on the date of such payment shall exceed, the amount of the Loans and Reimbursement Obligations then outstanding by not less than $4,000,000; and, provided,
                                                               --------
further, that no Default or Event of Default has occurred and is continuing at
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the time such payment
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is made or will occur as a result of such dividend payment being made.

          3.   Waiver of Section 7(aa).  To the extent repayment by Holdings of
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up to $2,500,000 in principal amount on the New Subordinated Note in each of
March, April and May of 1997 would be deemed to be an Event of Default pursuant to Section 7(aa) of the Credit Agreement, the Agent and the Lenders hereby waive such Event of Default.

          4.   Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is
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hereby amended by deleting from the definition of "New Subordinated Note" the date "December 31, 1996" and substituting therefor the date "June 30, 1997".

          5.   Company Representations and Warranties.  The Company represents
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and warrants that:

     (a) this Ninth Amendment has been duly authorized, executed and delivered by the Company;

     (b) each of this Ninth Amendment and the Credit Agreement as amended by this Ninth Amendment constitutes the legal, valid and binding obligation of the Company;

     (c) each of the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct as of the Ninth Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Ninth Amendment and references to the "Note" in the Credit Agreement shall be deemed references to the Promissory Note dated November 21, 1996 made by the Company in favor of General Electric Capital Corporation; and

     (d) after giving effect to this Ninth Amendment, there does not exist any Default or Event of Default.

          6.   Conditions to Effectiveness.  This Ninth Amendment shall become
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effective (the actual date of such effectiveness, the "Ninth Amendment Effective
                                                       -------------------------
Date") as of the date first above written when counterparts hereof shall have
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been duly executed and delivered by each of the parties hereto and acknowledged by Pameco Holdings, Inc.

          7.   Continuing Effects.  Except as expressly waived hereby, the
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Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          8.   Expenses.  The Company agrees to pay and reimburse the Agent for
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all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Ninth Amendment, including the fees and expenses of counsel to the Agent.
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          9.   Counterparts.  This Ninth Amendment may be executed on any number
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of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          10.  GOVERNING LAW.  THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND
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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                                             PAMECO CORPORATION (formerly named
                                               MLX Refrigeration & Air
                                               Conditioning Group, Inc.)


                                             By ________________________
                                                Title:


                                             GENERAL ELECTRIC CAPITAL
                                               CORPORATION, as Agent
                                               and as a Lender


                                             By  _______________________
                                                 Title:
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                          ACKNOWLEDGEMENT AND CONSENT

          The undersigned does hereby acknowledge and consent to the foregoing Ninth Amendment and does hereby confirm and agree that, after giving effect to such Ninth Amendment, the guarantee in favor of the Agent to which it is a party is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

                                                  PAMECO HOLDINGS, INC.


                                                  By ________________________
                                                     Title: